SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 27, 1999

                         MANPOWER INC.
     (Exact name of registrant as specified in its charter)



       Wisconsin                     1-10686                39-1672779
(State or other jurisdiction   (Commission file number)   (IRS Employer
      of incorporation)                                   Identification No.)


                    5301 North Ironwood Road
                   Milwaukee, Wisconsin 53217
            (Address of principal executive offices)



Registrant's telephone number, including area code: (414) 961-1000

Item 5.  Other Events.

     On July 27, 1999, Manpower Inc. made available certain operating unit results for the three and six month periods ended June 30, 1999 and 1998.



Item 7.  Exhibits.

Exhibit No.         Description

  99.1        Operating Unit Results

                          SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MANPOWER INC.


Date:  July 26, 1999
                                   /s/ Michael J. Van Handel
                                   -------------------------------
                                   Michael J. Van Handel
                                   Senior Vice President - Chief Financial
                                   Officer, Treasurer and Secretary

                     EXHIBIT INDEX

Exhibit No.         Description

  99.1              Operating Unit Results.